UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2008

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20200 Sunburst Street, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 734-8600

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 11, 2008, North American Scientific, Inc. entered into a Tenth Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank which provided for the waiver of the minimum tangible net worth covenant for the periods ended June 30, 2008, July 31, 2008 and August 31, 2008.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On September 11, 2008, North American Scientific, Inc. issued a press release announcing its financial results for the third quarter ended July 31, 2008, a copy of which is included in this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On September 11, 2008, North American Scientific, Inc. held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Tenth Amendment to Loan and Security Agreement, September 11, 2008, by and between Silicon Valley Bank, North American Scientific, Inc., a Delaware corporation and North American Scientific, Inc., a California corporation.

99.1	Press Release dated September 11, 2008.
99.2	Transcript of Conference Call held on September 11, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

September 12, 2008	By:	/s/ Brett L. Scott
Brett L. Scott
Chief Financial Officer

  EXHIBIT INDEX

Exhibit Number	Description
10.1
Tenth Amendment to Loan and Security Agreement, September 11, 2008, by and between Silicon Valley Bank, North American Scientific, Inc., a Delaware corporation and North American Scientific, Inc., a California corporation.

99.1	Press Release dated September 11, 2008.
99.2	Transcript of Conference Call held on September 11, 2008.